--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  -----------

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                April 28, 1997
               Date of Report (Date of earliest event reported)


                                  -----------


                            WMX TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


         1-7327                                           36-2660763
(Commission File Number)                       (IRS Employer Identification No.)


                  3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS             60521
                   (Address of principal executive offices)           (Zip Code)


                                (630) 572-8800
             (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

Item 5.   Other Events.


          On April 28, 1997, the Company issued a press release announcing that the Company had been advised by a director of the Company of his intention to tender a portion of the shares of the Company's common stock of which he is the beneficial owner to the Company in its Dutch auction tender offer.

          On April 29, 1997, the Company issued a press release announcing the preliminary results of its Dutch auction tender offer which expired at midnight, April 28, 1997, New York time. Based on a preliminary count by the depositary for the offer, the offer was oversubscribed and the Company expects to purchase 30,000,000 of the approximately 88 million shares that were tendered and not withdrawn at $30.00 per share, which the Company expects to be the purchase price for all shares in the offer. Due to the oversubscription, all shares tendered at the purchase price will be pro-rated (except for shares tendered as "odd-lots" in the offer, which will be purchased in full if tendered at the purchase price). The Company estimates that the proration factor to be applicable to the offer will be approximately 34%. Shares tendered above the purchase price will not be purchased and will be returned promptly.

          Copies of the news releases are filed herewith as exhibits and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          No financial statements or pro forma financial information are required to be filed as a part of this report. The exhibits filed as part of this report are listed in the Exhibit Index hereto.

                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       WMX TECHNOLOGIES, INC.



                                       By: /s/ Thomas A. Witt
                                           -----------------------
                                           Thomas A. Witt
                                           Vice President

Dated: April 29, 1997

                            WMX TECHNOLOGIES, INC.

                                 EXHIBIT INDEX

                     Number and Description of Exhibit*
                     ---------------------------------




1.     None

2      None

4.     None

16.    None

17.    None

20.    None

23.    None

24.    None

27.    None

99.1   News release dated April 28, 1997 issued by WMX Technologies, Inc.

99.2   News release dated April 29, 1997 issued by WMX Technologies, Inc.


----------------
  *Exhibits not listed are inapplicable.